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                                                                    EXHIBIT 10.1


                          SECURITIES PURCHASE AGREEMENT

          This Securities Purchase Agreement (the "Agreement") is made as of June 5, 2002 by and between Omicron Partners, L.P. ("Purchaser") and NeoTherapeutics, Inc. ("Company") whereby the parties agree as follows:

         The Purchaser shall buy from the Company and the Company agrees to sell to the Purchaser: (i) 800,000 shares (the "Shares") of the Company's common stock, par value $.001 per share (the "Common Stock"), at a price of $0.35 per share for an aggregate purchase price of $280,000 (the "Purchase Price"), and
(ii) a five-year warrant to purchase up to 200,000 shares of Common Stock (the "Warrant"), at an exercise price of $0.45 per share, in the form attached hereto as Exhibit A.

         The Shares and the Warrant are being issued and sold pursuant to a registration statement on Form S-3, File No. 333-53108, which registration statement has been declared effective by the Securities and Exchange Commission. The Company is delivering herewith a prospectus supplement on Form 424(b)(5) regarding the issuance and sale of the Shares and the Warrant prior to funding, a copy of which is attached hereto as Exhibit B. The Shares and Warrant are free of restrictive legends and the Shares and the shares of Common Stock issuable upon exercise of the Warrant, when issued upon exercise of the Warrant in accordance with its terms and as described in the prospectus supplement, will be free of any resale restrictions.

         Prior to the close of business on June 6, 2002:

         1. The Purchaser shall wire the Purchase Price to the Company to the account set forth below.

                  Company Wire Transfer Instructions:

                  Chase Manhattan Bank
                  1 Chase Plaza
                  New York, NY 10004
                  ABA # 021 000 021
                  FBO Salomon Smith Barney
                  A/C # 066-198038
                  For Further Credit to:
                  Neotherapeutics, Inc.
                  A/C # 561-04051-19-103

         2. The Company shall (A) deliver a facsimile copy of the Warrant to the Purchaser at the address for notices set forth below, with the original Warrant to be delivered to such address on the next following business day, and (B) cause its transfer agent to transmit the Shares electronically to the Purchaser by crediting the account set forth below through the Deposit Withdrawal Agent Commission system.
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                  Purchaser DWAC Instructions:

                  Bank:           Banc of America, NA
                  DTC No.:        773
                  Account Name:   Banc of America Securities, LLC
                  Account No.     1233932118
                  FBO:            Omicron Partners, L.P.
                  Account No.:    313-12878
                  Contact:        Mr. Bolivan Ojerla (212) 583-8665

                  Notices to the Company shall be delivered to:

                  NeoTherapeutics, Inc.
                  Attention: Samuel Gulko
                  Senior Vice President Finance,
                  Chief Financial Officer, Secretary and Treasurer 157 Technology Drive,
                  Irvine, California 92618
                  Facsimile:  (949) 788-6706

                  Notices to Purchaser shall be delivered to:

                  Purchaser Name:    Omicron Partners, L.P.
                                    -----------------------------------
                  Attn:              Bruce Bernstein
                                    -----------------------------------
                  Address:           153 East 53rd Street, 48th Floor
                                     New York, NY 10022
                                    -----------------------------------
                  Facsimile:         212-508-7028
                                    -----------------------------------

Delivery of an executed copy of a signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed copy of this Agreement and shall be effective and enforceable as the original. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement shall be governed and construed in accordance with the internal laws of the State of California without giving effect to the conflicts of law principles thereunder.


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         AGREED AND ACCEPTED, as of the date indicated above:

                            NeoTherapeutics, Inc.


                            By:        /s/ Samuel Gulko
                                       ---------------------------------------

                            Name:      Samuel Gulko
                                       ---------------------------------------

                            Title:     Senior V.P. Finance, CFO, Sec. & Treas.
                                       ---------------------------------------


                            Purchaser Name:
                            Omicron Partners, L.P.

                            By: Omicron Capital, L.P.
                                 Its Subadvisor

                                       By: Omicron Capital Inc.
                                           Its General Partner

                                           By:    /s/ Olivier Morali
                                                  ----------------------------
                                           Name:  Olivier Morali
                                                  ----------------------------
                                           Title: President
                                                  ----------------------------


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                                    EXHIBIT A
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                                    EXHIBIT B